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                                                                   EXHIBIT 10.22


                                     LEASE
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     THIS LEASE is made as of this 7th day of January, 2000, by and between
Habitat-Kahny, LLC, an Illinois limited liability company (the "Landlord") and dotspot, inc., a Delaware corporation (the "Tenant"), who hereby mutually covenant and agree as follows:

                               I. GRANT AND TERM

     1.1  Grant.  Landlord, for and in consideration of the rents herein
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reserved and of the covenants and agreements herein contained on the part of the
Tenant to be performed, hereby leases to Tenant and Tenant, for and in consideration of the rents and covenants and agreements herein contained on the part of Landlord to perform, hereby lets from Landlord, the premises
("Premises") consisting of approximately 125,943 square feet of land ("Land") located at 1301 North Elston Avenue in the City of Chicago, County of Cook and State of Illinois legally described on Exhibit "A" attached hereto together with various on-site improvements including an 85 space parking lot and an approximately 54,000 square foot building ("Building"), located on the Land (collectively the "Improvements").

     1.2  Term.  Tenant acknowledges that Landlord is the contract purchaser of
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the Premises and that Landlord intends to consummate its acquisition of such real property and improvements on January 10, 2000. Upon delivery by Landlord to Tenant of evidence reasonably satisfactory to Tenant of such acquisition of fee simple ownership of such real property and delivery of possession in the manner expressly required herein (which shall be evidenced by notice from Landlord to Tenant), the term (the "Term") shall commence (the "Commencement Date"). The Term shall end on the expiration of the tenth "Lease Year" (as hereinafter defined), unless extended or sooner terminated as herein set forth. The parties agree to enter into an agreement memorializing the date that the Commencement Date occurs. In the event (a) Landlord is delayed in acquiring fee simple ownership of the Premises beyond January 10, 2000 for reasons outside of Landlord's control, including, without limitation, the default of Landlord's contract seller, or (b) Landlord does not deliver possession of the Premises to Tenant in the condition expressly required herein on January 10, 2000 for reasons outside of Landlord's control, the Commencement Date shall be delayed for so long as Landlord is using diligent efforts to acquire fee simple ownership of the Premises and deliver possession of the Premises to Tenant in the condition expressly required herein; provided, however, if Landlord has not acquired fee simple ownership of the Premises and delivered possession of the Premises to Tenant in the manner expressly required herein on or before July 10, 2000, then Tenant shall have the right to terminate this Lease by written notice to Landlord at any time prior to Landlord acquiring fee simple ownership of the Premises and delivering possession of the Premises to Tenant in the condition expressly required herein. In the event (a) Landlord is delayed in acquiring fee simple ownership of the Premises beyond January 10, 2000 for reasons within the control of Landlord or (b) Landlord does not deliver possession of the Premises to Tenant in the condition expressly required herein by January 10, 2000 for reasons within Landlord's control, the Commencement Date shall be delayed; provided, however, if Landlord has not acquired fee simple ownership of the Premises and delivered possession of the Premises to Tenant in the manner expressly required herein on or before April 10, 2000, Tenant shall then have the right to terminate this Lease by written notice to Landlord at anytime prior to Landlord's acquisition of the Premises and delivery of possession of the Premises from Landlord to Tenant in the manner expressly required herein.

                                   II. RENT

     2.1  Base Rent.
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     (a)  For the purposes of this Lease the following terms have the meanings hereafter ascribed to them:

          (i)  "Base Rent" shall mean the rent payable under Section 2.1 of this
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     Lease.


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          (ii)   "Lease Year" shall mean the period beginning on the
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     Commencement Date and ending on the first anniversary of the last day of the calendar month in which such Commencement Date occurs, and each full 12 month period thereafter.

          (iii)  "Annual Base Rent" for the first Lease Year shall equal
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     $730,080 per annum and Annual Base Rent shall increase on the first (1/st/)
     day of each subsequent Lease Year by an amount equal two percent (2%) of the Annual Base Rent in effect for the immediately preceding Lease Year.

          (iv)   "Monthly Base Rent Amount" shall mean the monthly installments
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     of Annual Base Rent due on the first day of each month included in the Term each in an amount equal to one-twelfth (1/12) of applicable Annual Base
     Rent.

     (b) Commencing on the Commencement Date, Tenant shall pay the Annual Base Rent in the Monthly Base Rent Amounts in advance on the Commencement Date and on the first day of each calendar month thereafter during the Term, and the appropriate pro rata portion thereof for fractions of a month if the Commencement Date occurs on any date other than the first day of a calendar month or if the Term ends on any day except the last day of a calendar month.

     2.2  Net Lease.  It is the agreement, purpose and intent of Landlord and
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Tenant that the Base Rent shall be always net, net, net, to Landlord, so that this Lease shall yield net to Landlord the Base Rent as hereinabove provided, and that all costs, expenses and obligations of every kind or nature whatsoever (including, without limitation, all foreseen, unforeseen, ordinary, extraordinary, operating and capital costs and expenses, but specifically excluding Landlord's obligation contained in Section 9.1(e) herein or any other obligation of Landlord as expressly set forth in this Lease), relating to the Premises, which may arise or become due during the Term of this Lease shall be paid by the Tenant.

     2.3  Payment of Rent. Base Rent, "Impositions" (hereinafter defined),
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estimated payments on account of Impositions and all other charges due from
Tenant to Landlord hereunder (sometimes hereinafter collectively referred to as "Rent") shall be paid to or upon the order of Landlord at the address designated by Landlord and in the absence of such designation c/o Colliers, Bennett & Kahnweiler, 9700 West Bryn Mawr Avenue, Rosemont, Illinois 60018. Landlord may from time to time change such address by notice to Tenant of such change. All Impositions, estimated payments on account of Impositions and all other charges payable by Tenant under this Lease (other than the Base Rent) shall be additional rent under this Lease. All payments of Rent shall be made without deduction, set off, offset, credit, discount or abatement except as may be otherwise expressly set forth in this Lease, in lawful money of the United States. Unless otherwise requested by Landlord from time to time all payments of Rent shall be sent to the address set forth on Exhibit "B" attached hereto or as designated by Landlord from time to time; provided, however, Tenant shall receive ten (10) business days prior written notice in the event of a change in wire instructions. The Tenant's obligation to pay Rent under this Lease is independent of each and every other covenant and agreement contained in this Lease.

     2.4  Interest on Late Payments.  Rent not paid on or before its due date
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shall bear interest from the due date until the same shall be paid at an annual rate of interest equal to the rate of interest announced from time to time by Citicorp as its Corporate Base Rate, plus two percent (2%) (increasing or decreasing with each increase or decrease in such Corporate Base Rate) (such Corporate Base Rate plus two percent (2%) shall hereinafter be referred to as the "Interest Rate") unless a lesser rate shall then be the maximum rate permissible by law, in which event said lesser rate shall be charged. In the event that Citicorp shall cease to exist, or, in the event that Citicorp shall abolish or abandon the practice of publishing and/or announcing the Corporate Base Rate, or, in the event the same shall become unascertainable, Landlord shall designate a comparable reference rate of a United States money center bank reasonably acceptable to Tenant in substitution therefor.


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                                   III.  USE

     3.1  Purpose.  The Premises shall be used and occupied only for any lawful
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purpose.

     3.2  Prohibited Uses.  Tenant shall not use or permit its agents,
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contractors or employees to use the Premises in any manner which would constitute a public or private nuisance or waste. Tenant shall not use or occupy the Premises contrary to any law, statute, rule, order, ordinance, requirement or regulation applicable thereto. Landlord represents and warrants and Tenant acknowledges that the Premises is zoned Elston Planned Manufacturing District. To Landlord's knowledge, except as set forth in Exhibit "C" attached hereto and incorporated herein, the Building and Premises currently comply with all laws, codes, rules or regulations. Landlord has no knowledge of any violation of any "Statutes" (hereinafter defined) regarding the Premises, except as may be disclosed in that certain Phase I report prepared by EMG dated December 3, 1999 and delivered by Landlord to Tenant prior to the execution hereof ("Environmental Report"). For purposes of the preceding sentence, Landlord's knowledge is based solely on the contents of the Environmental Report.

                                IV. POSSESSION

     4.1  Possession.  Possession of the Premises is delivered to Tenant in its
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present AS IS condition; provided, however, (a) Landlord shall deliver the
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Premises to Tenant in a "broom-swept" condition and the plumbing and electrical systems of the Improvements shall be in good working order taking into account the age and historical use of such systems and subject to the items of non-compliance set forth in Exhibit "C" and the foundation, slabs, exterior walls and weightbearing walls and columns of the Improvements shall be in good working order (but specifically excluding the condition of the seawall), and (b) Landlord shall provide to Tenant an allowance for improvements to the Improvements in accordance with Section 9.2(b) herein.

     4.2  Physical Condition.  Except as may be otherwise expressly set forth in
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this Lease, Tenant agrees that Landlord has made no representations or warranties of any kind or nature whatsoever in connection with the condition of the Premises.

                                V. IMPOSITIONS

     5.1  Payment of Impositions.  Tenant shall pay, before any fine, penalty,
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interest or cost may be added thereto, or become due or be imposed by operation of law for the nonpayment thereof, all taxes, assessments (including, without limitation, general and special assessments; provided, however, as to such special assessments the following shall be applicable: (i) only such portion of such special assessments shall be included within Impositions as are payable over the longest legally available period of installments, and (ii) Landlord hereby represents and warrants that as of the date hereof there are no special assessments affecting the real property and improvements comprising the Premises, and, to the best of Landlord's knowledge, none are pending or threatened), water and sewer rents, rates and charges, transit taxes, charges for public utilities, excises, levies, licenses and permit fees and other governmental charges, (all of which are sometimes collectively referred to herein as the "Impositions"), general and specific, ordinary and extraordinary, unforeseen and foreseen, of any kind and nature whatsoever, which, at any time during the Term of this Lease may be assessed, levied, confirmed, imposed upon, or become due and payable out of, or in respect of, or become a lien on, the Premises, this Lease, the Rent, or any part thereof or any appurtenance thereto, or Tenant's personal property thereon by act of the applicable taxable authority. Notwithstanding anything contained herein to the contrary, Tenant shall be responsible for Impositions which become due and payable during the Term of the Lease without regard to the period for which they are assessed. The obligation to pay Impositions with respect to those Impositions arising during the Term of the Lease shall survive termination of the Lease and shall be prorated at the termination of the Lease and reprorated within fifteen (15) days after the actual bills for the years in question are received. Impositions shall also be deemed to include any rental or similar taxes imposed by act of the applicable taxable authority in lieu of, or, in addition to, general real and/or personal property taxes, and in the event Landlord has, in a tax contest conducted by Landlord at Landlord's sole discretion, obtained a refund or reduction of Impositions the amount of all reasonable, third party, out of pocket fees, costs and expenses (including reasonable attorneys'


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fees) paid by Landlord in seeking or obtaining any refund or reduction of
Impositions, to the extent of such refund or reduction. There shall be excluded from Impositions, any increase in taxes caused by a "change of ownership" as defined in the law under which reassessment or tax increase results (as evidenced by the assessor's records) from a transfer of all of Landlord's interest in the Premises, provided, however, such exclusion shall only pertain to a transfer which occurs within three (3) years of a prior transfer (excluding the acquisition by Landlord).

     5.2 Nothing herein contained shall require Tenant to pay any municipal, state or federal income, capital levy, estate, succession, inheritance or transfer taxes of Landlord, or corporation or other franchise taxes imposed upon Landlord; provided, however, that, if at any time during the term of this Lease, the methods of taxation prevailing on the Commencement Date shall be altered so as to cause the whole or any part of taxes, assessments, levies, impositions or charges now levied, assessed or imposed on the Premises to be levied, assessed and imposed, wholly or partially as a capital levy, or otherwise, on the rents received therefrom, or if any tax, corporation franchise tax, assessment, levy (including, but not limited to any municipal, state or federal levy), imposition or charge, or any part thereof, shall be measured by or based in whole or in part upon the Premises and shall be imposed upon Landlord, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be paid and discharged by Tenant, but only to the extent said taxes, assessments, levies or charges pertain to or are otherwise allocable or calculable with respect to the Premises.

     5.3  Tenant shall, as security for the obligations of Tenant under this
Article V and under Article VI, deposit monthly, with Landlord, or such other entity as Landlord may designate, on the first day of each and every calendar month of the Term of this Lease, a sum equal to 1/12th of 110% of Landlord's reasonable determination of the amount of Impositions which will be due during the next succeeding twelve (12) month period, plus a sum equal to the insurance premiums that will next become due and payable on the policy or policies of insurance required under Article VI hereof, divided by the number of months to elapse prior to the due date of such premiums, which amounts so deposited shall not, at any time, bear interest for the benefit of Tenant and may not be commingled with other funds of Landlord or any such other designated entity (except that if Landlord deposits such funds with their mortgagee then such mortgagee may commingle the funds) and upon Tenant's request therefor, Landlord shall provide evidence reasonably satisfactory to Tenant of such accounts and the amounts contained therein. It is agreed that, as to Tenant, the deposits made on account of Impositions and insurance premiums, respectively, pursuant to this Section 5.3 shall be deemed and treated as creating separate funds, each limited to application for the purposes herein specified, and not as one fund. Each fund shall, as an accommodation to Tenant, be held and applied, but only to the extent of such fund, by Landlord, or such other designated entity, to the payment, when due, of Impositions and/or insurance premiums respectively, provided that (i) a Monetary Default (hereinafter defined) shall not then have occurred or be existing and (ii) if the bills, invoices or statements for any Impositions or insurance premiums are not received directly by Landlord, Tenant shall present the same to Landlord, or such other designated entity, at least thirty (30) days prior to the respective due dates thereof. If the amount so deposited in each fund hereunder shall, at any time, and from time to time, be insufficient in Landlord's reasonable judgment, to pay, respectively, Impositions or insurance premiums when the same are billed, then Tenant shall, within thirty (30) days after demand from Landlord, deposit with Landlord or such other designated entity (whichever is then the case) a sum equal to the amount of such deficiency. In the event that the amounts deposited hereunder for application to the payment of Impositions and insurance premiums shall exceed the amounts necessary to pay Impositions and such insurance premiums, respectively, then in such event, such excess shall be credited and applied on subsequent deposits of the same nature or refunded to Tenant if no further payments are owed from Tenant to Landlord at the end of the Term. The amount of the deposits shall be readjusted from time to time as may be necessary to reflect the actual or reasonably estimated amount of Impositions and insurance premiums next becoming due. The existence of such deposits shall not limit or alter Tenant's obligation to pay Impositions and such insurance premiums, when the same become due; provided, however, that said deposits shall be fully utilized for the payment thereof, so long as no Monetary Default has occurred and Landlord shall pay the Impositions to the appropriate taxing authority prior to the date the bills become delinquent (or within fourteen (14) days after Landlord's receipt of the tax bills from Tenant if Tenant receives the tax bills from the taxing authority). Landlord will deliver evidence of its payment of the Impositions to Tenant within 14 days after

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payment thereof. In the event of a Monetary Default, then Landlord shall have the right, but not the obligation, to use any and all of the funds then deposited with Landlord for the payment of current Impositions even though subsequent tenants may benefit thereby, or for application to the payment of the Rent, other Impositions or any additional Rent or other sums and charges as to which Tenant is so in default, or to any sum which Landlord may expend, or be required to expend, by reason of Tenant's default in respect of any of the covenants, agreements and obligations of Tenant under this Lease. If Tenant shall pay the Rent herein, and shall otherwise fully and faithfully discharge and perform all of Tenant's covenants, agreements and obligations under this Lease all within applicable notice and cure periods, then upon the expiration of the Term of this Lease, Landlord shall deliver and pay over to Tenant all deposits then held in Landlord's possession. The existence of such deposits shall not at any time impose on Landlord or subject Landlord to any obligation or responsibility for (i) the protesting or contesting in any manner of Impositions, (ii) the payment of any bill(s) or invoice(s) for Impositions or insurance premiums, except upon presentation of bill(s) or invoice(s) therefor, and then only if Landlord is required to pay same pursuant to the terms of this
Section 5.3.

     5.4 Tenant shall have the right, at its own expense, to contest the amount or validity of any tax or tax claim by appropriate proceedings diligently conducted in good faith, but only after payment of such Impositions unless postponement of payment is permitted under applicable law and, in which event payment of such tax shall be postponed if and only so long as:

          (a) neither the Premises nor any part thereof would by reason of such postponement be, in Landlord's reasonable judgment, in danger of being forfeited or lost;

          (b) Landlord shall not, in its reasonable judgment, be in danger of being subject to criminal liability or penalty by reason of such postponement; and

          (c) The pendency of the tax contest will bar the enforcement of the applicable tax and the imposition of any penalty or interest for late payment.

Any such contest may be made in the name of Landlord or Tenant or both as Tenant shall determine, and Landlord agrees to cooperate reasonably with Tenant in any such contest but without expense to Landlord. If Tenant does not elect to contest the amount of the taxes as evidenced by the filing of a written protest no later than 15 days prior to the final day for an allowed protest, Landlord shall have the right to contest the amount or validity of any tax or tax claim by appropriate proceedings diligently conducted in good faith. If, during the pendency of such contest, Landlord in the exercise of its reasonable judgment shall determine and shall notify Tenant of its reasonable determination that any condition (a), (b) or (c) of this Section 5.4 is no longer satisfied, Tenant shall in the case of a determination under condition (b) immediately pay such Imposition, and with respect to a determination with respect to conditions (a) and (c) Tenant shall immediately deposit with Landlord cash collateral ("Tax Collateral") in an amount reasonably determined by Landlord (but in no event in excess of the amount of the Imposition) to secure Tenant's obligations to pay the Impositions which are the subject of the contest and to fully protect Landlord against the risks contemplated under conditions (a) and (c). Upon conclusion of such contest, Tenant will immediately pay the Impositions determined by such contest to be due, and if Tenant has previously deposited Tax Collateral with Landlord, Landlord, upon full payment of the Impositions in question, the Tax Collateral will, if no Monetary Default has occurred, be returned to Tenant. If Tenant has prior to, or during the pendency of the contest paid the Impositions in question, and if no Monetary Default exists upon conclusion of any such contested proceedings, Tenant shall be authorized to collect any refund obtained in such contest.

     5.5 In the event Tenant shall fail to pay to Landlord the deposits for Impositions required herein, then Landlord may, ten (10) days after written notice to Tenant, pay the same, and the amount or amounts of money so paid (together with interest at the Interest Rate) shall be repaid by Tenant to Landlord, upon demand of Landlord, and the payment thereof may be collected or enforced.


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                                 VI. INSURANCE

     6.1  Kinds and Amounts.  Tenant shall, at all times during the Term,
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procure and maintain the following policies of insurance, at its own cost and expense:

     (a) Comprehensive general liability insurance, including contractual liability under Tenant's indemnification obligation contained in this Lease, covering injury to or death of persons and damage to property in such amount as Landlord may from time to time by notice in writing reasonably require, but in no event in an amount of less than $5,000,000.00 combined single limit per occurrence (such insurance to be written on an "occurrence" basis);

     (b) Boiler and machinery insurance covering loss or damage by boiler, machinery or other pressure vessels, air conditioning and miscellaneous electrical apparatus or internal explosion or breakdown of boilers and machinery, if any, on the Premises in such amounts as Landlord may from time to time by notice in writing reasonably require, but in no event less than $1,000,000.00;

     (c) Worker's compensation insurance in not less than the statutory amounts;

     (d) Broad form, "all risk" rent, business interruption and extra expense insurance in an amount not less than that required to cover twelve (12) months; and

     (e) Extended coverage, all risk perils insurance, insuring, the Improvements against loss or damage by fire, explosion, windstorm, malicious mischief, vandalism, and all other casualties normally covered by such a policy, insuring 100% of the replacement cost of the Improvements (exclusive of the cost of foundations), with all proceeds of insurance to be payable to Landlord and Landlord's mortgagees, if any (with a deductible not exceeding $50,000.00) and with the Replacement Cost Endorsement and Agreed Amount Endorsement; and

     (f) Builders Risk, at any time when any construction occurs at the Premises, in form, amount, and coverages reasonably acceptable to Landlord.

     6.2  Form of Insurance.  Insurance carried by Tenant for the Premises may
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be contained in a blanket insurance policy as long as the Premises are specifically identified and scheduled in such policies and said insurance policies comply with all of the requirements set forth herein. Insurance to be carried by Tenant shall be in companies and in form and substance satisfactory from time to time to Landlord and any mortgagee of Landlord. In no event shall any of the insurance carriers have a Best's Key Guide Rating of less than A VII without Landlord's prior written consent. Insurance policies described in Sections 6.1 (a), (b), (d), (e), (f), and, as appropriate, (g), shall name Landlord as an additional insured and shall contain waivers of subrogation against Landlord and expressly permit waiver of claims prior to a loss as provided in Section 6.4 hereof. The aforesaid insurance shall not be subject to cancellation or material modification except after at least thirty (30) days' prior written notice to Landlord and any mortgagee of Landlord. The first year's original insurance policies (or certificates thereof satisfactory to Landlord) together with satisfactory evidence of payment of the premiums thereon shall be deposited with Landlord at the Commencement Date and renewals thereof not less than thirty (30) days prior to the end of the term of each such coverage.

     6.3  Fire Protection.  Subject to Landlord's obligations under this Lease,
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Tenant shall comply with and cause the Premises to comply with all applicable fire codes of any governmental authority, and with the applicable insurance policies insuring the Premises.

     6.4  Mutual Waiver of Claims and Subrogation Rights.  Notwithstanding any
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other provision of this Lease to the contrary, whenever (a) any loss, cost, damage or expense resulting from fire, explosion or any other casualty or occurrence is incurred by either of the parties to this Lease, or anyone claiming by, through, or under it in connection with the Premises, and (b) such party is then covered in whole or in part by insurance with respect to such loss, cost, damage or expense (it being understood that Landlord is not required to carry such insurance) or is required under this Lease to be so insured, or, with respect to Tenant, has elected to self-insure or forego insurance with respect to casualties and risk pertaining only to Tenant's personal property then the


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party so insured (or so required or, with respect to Tenant, so self-insuring or foregoing insurance with respect to Tenant's personal property) hereby waives any claims against and releases the other party from any liability said other party may have on account of such loss, cost, damage or expense to the extent of any amount recovered by reason of such insurance (or which could have been recovered had such insurance been carried as so required or, with respect to Tenant, to the full amount of loss if Tenant is self-insuring or foregoing insurance with respect to Tenant's personal property) (for the purposes hereof, the amount of any deductible shall be deemed to be an amount recovered). Each of Tenant and Landlord agree to obtain, if available without increased premium, an appropriate clause in, or endorsement on, the insurance policies which each is required (it being agreed that Landlord has no obligation to carry any insurance) pursuant to the terms and provisions of this Lease to maintain, pursuant to which the insurance company waives subrogation. If payment of additional premium is required, Tenant shall pay such increased cost, thereby keeping such release or waiver in full force and effect.

                          VII. DAMAGE OR DESTRUCTION

     7.1  Tenant's Obligation to Rebuild.  In the event of damage to, or
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destruction of, any of the Improvements, by fire or other casualty, Tenant shall promptly, at its expense, repair, restore or rebuild the same to the condition thereof existing prior to such fire or other casualty, or, such other condition as may then be required by applicable law, provided that, upon the completion of such repairs, restoration or rebuilding, the value of the Improvements shall be substantially equal to (or may, but need not be, greater than) the value of the Improvements thereon immediately prior to the happening of such fire or other casualty and, provided, further, Tenant may elect not to rebuild if such casualty occurs during the last two (2) years of the Term and Tenant has delivered written notice to Landlord within 30 days after the casualty. In such event, all proceeds of insurance shall be the property of Landlord and this Lease shall terminate except for (a) Tenant's obligations to pay all due and owing payments from Tenant to Landlord and Tenant's obligation to deliver all proceeds of insurance to Landlord (or an amount equal to the proceeds that would have been available if Tenant had purchased the insurance required herein) and
(b) Landlord's obligations to refund to Tenant any payments due and owing from Landlord to Tenant. Tenant shall be relieved from Tenant's obligation to restore hereunder if the casualty was caused by an occurrence not covered by the insurance required to be carried by Tenant hereunder and this Lease shall terminate. Rent shall not be reduced or abated during the period of such repair, restoration and rebuilding, even if the Improvements are not tenantable.

     7.2  Preconditions to Rebuilding.  (a)  Before Tenant commences any
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repairing, restoration, or rebuilding, plans and specifications therefor, prepared by an architect reasonably satisfactory to the Landlord, shall be submitted to Landlord for approval (such approval not to be unreasonably withheld, conditioned or delayed) and in addition Tenant shall furnish to Landlord (i) an estimate by such architect of the cost of the proposed work; and
(ii) reasonably satisfactory evidence of sufficient builder's risk insurance, workmen's compensation and general liability insurance insuring Landlord.

     (a) In the event the damage to be repaired, restored or rebuilt pertains only to portions of the Improvements other than the roof, foundations or other structural components of the Building and, in the reasonable judgment of Landlord, the cost of repairing, restoring or rebuilding same does not exceed $1,000,000.00, then, Tenant need not obtain Landlord's approval of the plans and specifications for such work (but Tenant will furnish Landlord with a copy of such plans and specifications prior to commencement of the work in question) and need not satisfy condition 7.2(a)(i) prior to commencement of the work in question.

     7.3  Payment for Rebuilding.  Unless Tenant elects to terminate this Lease
          ----------------------
in accordance with Section 7.1 herein or Landlord's mortgagee does not make the insurance proceeds available to Tenant in accordance with the terms set forth below in this Section 7.3, all sums arising by reason of loss under the insurance referred to in subsections (b), (e) and (f) of Section 6.1 shall be deposited with a fiduciary institution for the benefit of Tenant's obligation to rebuild in accordance herewith and such proceeds shall be disbursed on a monthly basis on terms consistent with prudent construction funding practices, including, without limitation, receipt by the fiduciary institution of appropriate contractors' statements and supporting affidavits and lien waivers. Tenant shall deposit


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with the Landlord any excess cost of the work over the amount held as proceeds of the insurance within thirty (30) days from the date of the determination of the cost of the work in accordance with subsection 7.2(a), but only if such excess costs exceed $1,000,000.00. Tenant shall diligently pursue the repair or rebuilding of the applicable Improvements in a safe, sanitary, lawful, good and workmanlike manner, using only high quality workmen and materials, and complete all repairs and rebuilding within a reasonable period of time following Tenant's receipt of insurance proceeds, Landlord's approval of the plans for the restoration and Tenant's obtaining any and all necessary licenses, permits and approvals, but in no event later than 18 months following such events, subject to extensions of one (1) day for each day delay is occasioned by delays caused by acts of Landlord, its officers, employees or contractors or "Force Majeure" (hereinafter defined). Notwithstanding anything contained herein to the contrary, if Landlord's mortgagee does not make the insurance proceeds available to Tenant for rebuilding of the Improvements because the casualty occurs within six (6) months of the maturity date of mortgagee's loan (in which event Tenant agrees to relinquish any claim to such proceeds for such rebuilding and Landlord shall reimburse Tenant for the most recent annual premium for casualty insurance), then either Landlord or Tenant shall have the right to terminate this Lease six (6) months after such casualty if Landlord, despite its good faith and diligent efforts, is unable to provide an alternative source of construction financing for reconstruction. Tenant's Base Rent shall abate from the date of Landlord's mortgagee's decision not to make available the insurance proceeds through the date Landlord notifies Tenant that it has procured construction financing for rebuilding and has executed binding loan documents. In the event of such termination by Tenant or Landlord, Tenant's and Landlord's rights to the insurance proceeds shall be treated as if Tenant terminated this Lease as a result of a casualty occurring during the last two (2) years of the Term.

     7.4  Excess Insurance Proceeds.  Any excess of money received from
          -------------------------
insurance remaining after the repair or rebuilding of Improvements shall be paid to Tenant.

     7.5  Failure to Rebuild.  If Tenant shall be in default of its obligations
          ------------------
to the repair, restoration or rebuilding of the Improvements in accordance with the terms hereof then, in addition to whatever other remedies Landlord may have either under this Lease, at law or in equity, Landlord may, following thirty
(30) days after written notice from Landlord to Tenant, retain the insurance proceeds (or receive such proceeds from the fiduciary institution), or the balance thereof remaining, as security for the continued performance and observance by Tenant of Tenant's covenants and agreements hereunder, or Landlord may terminate this Lease and then retain the amount so held as liquidated damages (without prejudice to any other rights and remedies of Landlord) resulting from the failure on the part of Tenant to comply with the provisions of this Article.

                              VIII. CONDEMNATION

     8.1  Taking of Whole.  A "Taking of the Whole" shall be deemed to be (a) a
          ---------------
taking or condemnation of the entire Building, or (b) a taking or condemnation of the entire Premises or (c) a taking or condemnation of such portion of the Premises as renders the Building unusable for the same purpose and with substantially the same utility as existed prior to such taking or condemnation. If a Taking of the Whole shall occur by a competent authority, then, the Term shall terminate upon the earlier of the (i) delivery of possession to the condemning authority or (ii) the passage of title to the condemning authority. Whether or not this Lease is terminated, nothing in this Section 8.1 shall be deemed to affect Tenant's right to make any claims allowed by the laws of the State of Illinois against the condemning authority, provided that Tenant's award is separate from, and not in derogation of, Landlord's award. In the event that the laws of the State of Illinois permit Tenant to make a separate claim for damages against the condemning authority, then, in such event, Tenant shall not have the right to share in any separate award granted to Landlord, whether or not Tenant's claims are granted. Notwithstanding the foregoing, in the event that only one award is granted, Tenant shall be entitled to share such award only with respect to the following: (a) the unamortized value of Tenant's leasehold improvements (other than any leasehold improvements paid for by Landlord); and (b) relocation expenses, based upon a fair and just allocation of the award between Landlord and Tenant. If the parties cannot agree on the allocation, then either party can submit the dispute to binding arbitration in Chicago, Illinois pursuant to the then applicable rules of the American Arbitration Association. Except as set forth herein, any award, compensation or damages for a Taking of the Whole shall be paid to and be the sole property of Landlord whether same shall


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be made as compensation for diminution of the value of the leasehold estate or the fee of the Premises, or otherwise, and Tenant hereby assigns to Landlord all of Tenant's right, title and interest in and to any and all of the award. Tenant shall pay Rent and other charges hereunder accruing to the date of termination.

     8.2  Partial Taking.  If a taking or condemnation occurs which is not a
          --------------
Taking of the Whole, this Lease shall not terminate (except as to the portion of the Premises so taken) and subject to Tenant's receipt of sufficient proceeds from such condemnation, Tenant shall repair and restore the remainder of the Improvements to enclose such Improvements or otherwise make same a complete architectural unit within a reasonable period of time (but in no event later than 18 months) after such taking in accordance with the provisions of Sections 7.2, 7.3 and 7.5 of this Lease. Rent shall be equitably and reasonably adjusted following the earlier of (a) delivery of possession to the condemning authority or (b) the passage of title to the condemning authority.

                        IX. MAINTENANCE AND ALTERATIONS

     9.1 (a) Subject to Section 9.1(e) herein, Tenant shall keep, repair, replace, resurface and maintain the foundations, heating, ventilating, air conditioning, plumbing, lighting, and electrical, utility and sanitary and storm sewer systems' roof, floors, weightbearing walls and columns, seawalls, exterior and interior walls, windows, loading docks, fixtures and other structural and non-structural components of the Building and other Improvements and the landscaping, driveways, sidewalks, utility lines, parking areas, curbs and traffic areas on the Premises in good, safe, working order, condition and repair. Tenant shall perform all exterior painting (at such intervals as Tenant deems appropriate) and shall remove snow accumulations, if and when deemed necessary by Tenant, from the roof and from the parking lot. Notwithstanding anything contained herein to the contrary, Tenant acknowledges that Landlord has disclosed that the seawall is in need of capital improvements and that Tenant's responsibilities under this Article IX include the maintenance, repair and replacement of the seawall.

     (b) If Tenant shall fail to comply with any provision of this Article IX beyond all applicable notice and cure periods, Landlord shall, upon reasonable prior notice to Tenant, except in the case of an emergency (in which event no notice shall be required), at its option and without prejudice to its rights and remedies under Article XVII hereof, cure such default of Tenant (the nature of which is the subject of Landlord's default notice to Tenant), Tenant shall pay Landlord the reasonable out of pocket cost of such repair and expenses incurred by Landlord in connection with such repair within thirty (30) days after Landlord bills Tenant therefor. Tenant shall not be obligated to make repairs caused by Landlord's gross negligence or Landlord's breach of this Lease.

     (c) In addition to its obligations under subsection 9.1(a), Tenant shall keep, repair, replace and maintain the entire interior of the Premises (including without limitation, columns and interior walls), roof-mounted mechanical equipment, if any, used in connection with the Premises, heating, ventilating and air conditioning systems, plumbing fixtures, light fixtures, bulbs and tubes, pipes and conduits below the floor of the freezer-space, if any, and windows on the interior and exterior of the Premises in good, safe, working order, condition and repair, including, without limitation, any necessary replacements, necessary interior painting, keeping all glass (in windows, doors and skylights) clean and in at least as good as condition and repair as of the date hereof, and maintaining and repairing of exterior doors in conformity with general prudent standards.

     (d) Subject to all of the terms and provisions of this Lease, Tenant shall maintain the Premises in such condition as is required to fully comply with all governmental orders, decrees, regulations, laws, rules and regulations without regard to whether such maintenance requires additional improvements, ordinary or extraordinary expense. Tenant shall promptly remove any debris left by Tenant, its employees, agents, contractors, customers or invitees in the Premises. Notwithstanding anything to the contrary contained herein, in no event shall Tenant be responsible to repair, maintain and/or replace any portion of the Premises or the Building which is damaged by the acts or gross negligence of Landlord or its agents, contractors, employees, officers or directors.

     (e) Notwithstanding Tenant's efforts to maintain the exterior walls, floor slabs, foundation and weightbearing walls and columns, if such elements are in need of replacement, as


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a result of ordinary wear and tear and not as a result of a casualty covered by insurance required to be carried by Tenant hereunder, Landlord shall be responsible for replacing such elements in a good and workmanlike manner at Landlord's sole cost and expense (exclusive of the seawall). Landlord shall also be responsible for causing the exterior walls, floor slabs, foundation and weightbearing walls and columns (exclusive of the seawall) to be in compliance with all governmental orders, decrees, regulations, laws, rules and regulations. If Landlord fails to fulfill its obligations contained in this Section 9.1(e) and such failure shall continue for a period of thirty (30) days after two (2) written notices (sent at least thirty (30) days apart from one another) from Tenant of such failure, Tenant shall have the option to perform the work required of Landlord which is the subject of Tenant's notice in a lien-free and good and workmanlike manner. Tenant shall have the right to make demand against Landlord for Tenant's reasonable costs of performing Landlord's obligations under this Section 9.1(e) and if Landlord shall fail to reimburse Tenant for such costs within thirty (30) days after written demand by Tenant, then Tenant may offset the amount of such costs remaining unpaid, with interest at the Interest Rate against Base Rent.

     9.2  Alterations.
          -----------

     (a) Tenant shall not create any openings in the roof or exterior walls, demolish all or any part of the Improvements, excavate any part of the Premises or make any other replacements, additions, improvements or alterations (collectively, "Alterations") to the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, Tenant shall not have to obtain Landlord's consent to make all Alterations in and to the Premises required by any governmental authority, to the extent Tenant is obligated to do same under this Lease. Notwithstanding anything contained herein to the contrary, Tenant shall have the right to make Alterations with at least thirty (30) days' prior notice to Landlord (which notice shall include plans of the work, if applicable, and, if not applicable, then a description of the work), but, without the prior written consent of Landlord, as long as the Alterations do not pertain to the roof, foundations, structural components of the Building, HVAC and other utility systems, are otherwise non-structural in nature and the cost of which does not exceed $250,000.00 ("Non-Structural Alterations"). In addition, Tenant will not need the prior written consent of Landlord for Non-Structural Alterations exceeding $250,000 if such alteration is made to accommodate the subtenancy/occupancy of a "Portfolio Occupant" (hereinafter defined), but Tenant shall be required to give prior written notice to Landlord together with the aforesaid plans or description of such work.

     (b) Tenant shall perform any Alterations and Non-Structural Alterations, which it is permitted under subsection 9.2(a) to make, with first quality materials, in a good and workmanlike manner, strictly in accordance with plans and specifications therefor first approved in writing by Landlord, if required, and in accordance with all applicable governmental restrictions, orders, regulations, laws and ordinances and in compliance with any insurance policies, or insurance underwriting requirements. Such work shall be performed by a licensed contractor, at Tenant's expense. Upon completion of any Alterations, Tenant shall provide Landlord with such documents as Landlord may reasonably require (including, without limitation, sworn contractors statements and supporting lien waivers) evidencing payment in full for such work, and "as built" working drawings, if available. Tenant shall, upon written notice from Landlord, immediately remove any work which does not comply with provisions of this Section 9.2(b) and restore the Premises to their condition immediately prior to performance of the work. Tenant shall be required to make those alterations and/or improvements to the Improvements described in Exhibit "D" ("Required Tenant Work") and it is contemplated that Tenant may make other Alterations in connection with its original occupancy of the Improvements ("Initial Alterations"). Tenant shall cause to be prepared plans and specifications (the "Plans") for the Required Tenant Work and Initial Alterations and shall submit the Plans to Landlord for its approval no later than March 31, 2000. Landlord shall have fourteen (14) days after Tenant's submission thereof to deliver any objections to the Plans to Tenant or, if Tenant delivers a second notice to Landlord after said fourteen (14) day period (the "Reminder Notice"), be deemed to have approved the Plans. Landlord agrees not to unreasonably withhold or condition its approval of the Plans. In the event Landlord provides Tenant with written objections to the Plans, Tenant shall promptly revise the Plans and the approval process shall continue until the parties have reached agreement. Fifteen (15) days after Landlord's review and approval of "Tenant Allowance Documents" (hereinafter defined) to be submitted by Tenant to Landlord after completion

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of the Required Tenant Work and Initial Alterations, Landlord shall disburse to
Tenant the cost of Tenant's improvements up to $550,000 (the "Tenant Allowance"). Tenant shall pay for all costs of the Required Tenant Work and Initial Alterations which exceed $550,000 in the aggregate. The "Tenant Allowance Documents" shall consist of the following:

          (i) a current dated, sworn owner's statement disclosing all of the contracts entered into by Tenant relating to the construction of the Required Tenant Work and Initial Alterations and specifying, at a minimum, the name and address of each party, the trade of each party, the total contract amount for each party, and disclosing no remaining balance to be paid to any party;

          (ii) a sworn statement/affidavit from the Tenant's general contractor specifying at a minimum the names and addresses of all contractors, subcontractors, suppliers and materialmen supplying labor, service and/or materials in connection with the Required Tenant Work and Initial Alterations to the Demised Premises, the total contract amount for each party, the amounts previously paid to each party, and disclosing no remaining balance to be paid to any party;

          (iii) original notarized final lien waivers from the general contractor for all lienable work done and materials delivered;

          (iv) an executed estoppel certificate from Tenant in the form attached hereto as Exhibit "E";

          (v) a certificate from Tenant's architect certifying that the Required Tenant Work and Initial Alterations have been finally completed in accordance with all applicable provisions of the Lease and in accordance with the plans and specifications approved by Landlord, and no asbestos-containing materials have been used in the construction thereof; and

If Landlord fails to pay the Tenant Allowance on or before fifteen (15) days after Landlord's receipt of the Tenant Allowance Documents meeting the requirements above and such failure shall continue for a period of thirty (30) days after written notice from Tenant to Landlord, then Tenant may offset the amount of such judgment or award remaining unpaid, with interest at the Interest Rate, against Base Rent.

                         X. ASSIGNMENT AND SUBLETTING

     10.1 No Assignment, Subletting or Other Transfer.  Without the prior
          -------------------------------------------
written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed, Tenant shall not (i) assign, transfer, mortgage, pledge, hypothecate or encumber or subject to or permit to exist upon or be subjected to any lien or charge, this Lease or any interest under it, (ii) allow to exist, or occur, any transfer of, or lien upon, this Lease or the Tenant's interest herein by operation of law or otherwise, (iii) sublet the Premises or any part thereof, or (iv) permit the use or occupancy of the Premises or any part thereof for any purpose not provided for under Section 3.1 of this Lease or by anyone other than the Tenant. Notwithstanding the foregoing, Tenant shall have the right to assign or sublet its interest under this Lease, without the prior written consent of Landlord (but with at least thirty (30) days' prior written notice to Landlord except that with respect to subleases to "an affiliate of Tenant," Tenant shall not be required to deliver such advanced notice, but Tenant agrees to endeavor to give such advance notice), to (a) an "affiliate of Tenant," and (b) any other corporation or entity which merges or consolidates with Tenant or otherwise acquires all or substantially all of the stock of Tenant. An "affiliate of Tenant" is any corporation which controls, is controlled by, or is under common control with Tenant or divine interVentures, inc., a Delaware corporation (hereinafter referred to as the "Guarantor"). Further, in the event Landlord shall fail to deliver its consent or rejection of any request by Tenant of a transfer hereunder which requires Landlord's consent thereto within twenty (20) days following Tenant's request therefor and the delivery of a Reminder Notice after such twenty (20) days, then Landlord shall be deemed to have delivered its consent to such transfer twenty (20) days after Landlord's receipt of the Reminder Notice.

     10.2 Portfolio Occupants.
          -------------------

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     (a)  Notwithstanding anything in the foregoing to the contrary, Tenant shall have the unrestricted right to sublease or grant occupancy (a "Portfolio Occupancy Agreement") to all or any portion of the Premises to companies that Tenant or Guarantor has a venture capital ownership interest in or right to acquire a venture capital ownership interest in (the "Portfolio Occupants") but only for a term or terms expiring on or prior to the Term of this Lease.

     (b)  Each Portfolio Occupancy Agreement shall provide as follows:

          (i)   It is subordinate and subject to this Lease;

          (ii) All Occupancy Agreements shall terminate upon termination of this Lease or Landlord taking possession of Tenant's interest in the Premises. Landlord (and/or such nominee or designee) shall not be liable in any way to Portfolio Occupant (A) for any act or omission by Tenant under such Portfolio Occupancy Agreement or for any money owed by or deposit held by Tenant, or (B) for any construction-related obligations of the Tenant under such Portfolio Occupancy Agreement.

     (c) A violation or breach of any of the terms, provisions or conditions of this Lease that results from, or is caused by, an act or omission by a Portfolio Occupant shall not relieve Tenant of Tenant's obligation to cure such violation or breach.

     (d) Subject to the restrictions contained in Section 9.2 herein, Landlord acknowledges that Tenant shall have the exclusive right and interest to enter into agreements with third parties relating to the installation of equipment and provision of telecommunications and related services to the Building, Tenant and the occupants thereof. Included in the foregoing is the right, subject to the restrictions contained in Section 9.2 herein, to contract with others and issue licenses for use of portions of the Land or the Building, including the roof for the placement of antennae, PBX equipment, junction boxes, computer, switches and any other equipment necessary to provide state of the art telecommunications (wireless and hard wired) and high speed data and internet services to Tenant, Portfolio Occupants and others within the Building. Any and all fees, whether in the nature of license fees, rent or other income paid by third parties in furtherance of the installation or operation of the foregoing equipment and services shall be the exclusive income of Tenant and shall not be deemed to constitute or be used in the calculation of "excess rent" described in Section 10.4, nor shall Landlord have the right to participate in any such income under any other provision of this Lease.

     10.3  Consent Not a Release.  Consent by Landlord to any assignment,
           ---------------------
subletting, use or occupancy, or transfer shall not operate to relieve the Tenant from any covenant or obligation hereunder except to the extent, if any, expressly provided for in such consent, or be deemed, to be a consent to or relieve Tenant from obtaining Landlord's consent to any subsequent assignment, transfer, lien, charge, subletting, use or occupancy.

     10.4  Excess Rent. If Tenant shall assign this Lease or sublet the Premises
           -----------
(other than to a Portfolio Occupant or in connection with any other assignment or sublease for which Landlord's consent is not needed), or any part thereof, at a rental or for other consideration in excess of the Rent or pro rata portion thereof due and payable by Tenant under this Lease (after netting out Tenant's cost of such transaction), then Tenant shall pay to Landlord as additional Rent 50% of any such excess rent or other monetary consideration immediately upon receipt under any such assignment or, in the case of a sublease (other than to a Portfolio Occupant or in connection with any other assignment or sublease for which Landlord's consent is not needed), (x) on the first day of each month during the term of any sublease 50% of the excess of all rent and other consideration due from the subtenant for such month over the Rent then payable to Landlord pursuant to the provisions of this Lease for said month (or if only a portion of -the Premises is being sublet, 50% of the excess of all rent and other consideration due from the subtenant for such month over the portion of the Rent then payable to Landlord pursuant to the provisions of this Lease for said month which is allocable on a square footage basis to the space sublet) and
(y) immediately upon receipt thereof, 50% of any other consideration realized by Tenant from such subletting; it being agreed, however, that Landlord shall not be responsible for any deficiency if Tenant shall assign this Lease or sublet the Premises or any part thereof at a rental less than that provided for herein. It is agreed that rental paid by an


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assignee or subtenant which is an affiliate of Tenant which is a "bookkeeping entry" only without the actual exchange of funds is not deemed rental for the purpose of this Section 10.3.

     10.5  Assumption and Attornment.  If Tenant shall assign this Lease as
           -------------------------
permitted herein, the assignee shall expressly assume all of the obligations of Tenant hereunder in a written instrument reasonably satisfactory to Landlord and furnished to Landlord not later than 30 days after to the effective date of the assignment. If Tenant shall sublease the Premises as permitted herein, Tenant shall obtain and furnish to Landlord not later than fifteen (15) days prior to the effective date of such sublease and in form reasonably satisfactory to Landlord, the written agreement of such subtenant to the effect that the subtenant will attorn to the Landlord (under the terms of the Sublease) at Landlord's option and written request, in the event this Lease terminates before the expiration of the sublease.

     10.6  No Release. Notwithstanding anything contained herein to the contrary
           ----------
no assignment or subletting of this Lease shall operate to release Tenant from its obligations hereunder or Guarantor under that certain Guarantee executed by Guarantor dated of even date herewith (the "Guarantee"). Landlord shall be deemed reasonable in withholding its consent to a requested assignment or sublet if at the time of the request a Monetary Default exists.

                          XI. LIENS AND ENCUMBRANCES

     11.1  Encumbering Title. Tenant shall not do any act which shall in any way
           -----------------
encumber the title of Landlord in and to the Premises, nor shall the interest or estate of Landlord in the Premises be in any way subject to any claim by way of lien or encumbrance, whether by operation of law or by virtue of any express or implied contract by Tenant. Any claim to, or lien upon, the Premises, arising from any act or omission of Tenant shall accrue only against the leasehold estate of Tenant and shall be subject and subordinate to the paramount title and rights of Landlord in and to the Premises.

     11.2  Liens.  Tenant shall not permit the Premises to become subject to any
           -----
mechanics, laborers or materialmen's lien on account of labor or material furnished to Tenant or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to have been performed on the Premises by, or at the direction of Tenant. Tenant shall immediately pay any judgment rendered against Tenant, with all proper costs and charges, and shall have the lien released and any judgment satisfied.

                                XII.  UTILITIES

     12.1  Utilities.
           ---------

     (a) Tenant shall pay for and purchase all electricity, water and other utilities prior to the date said bills become due.

     (b) Except with respect to the acts or gross negligence of Landlord or its agents, contractors, officers or employees, Tenant agrees that Landlord, and its agents shall not be liable in damages, by abatement of Rent or otherwise, for failure to furnish or a delay in furnishing any service or utility, whether the responsibility of Landlord or others, when such failure or delay is occasioned, in whole or in part, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Premises after reasonable effort so to do, by any accident or casualty whatsoever, by the act or default of Tenant or other parties, or by any cause beyond the reasonable control of Landlord; and such failures or delays shall never be deemed, to constitute an eviction or disturbance of the Tenant's use and possession of the Premises or relieve the Tenant from paying Rent or performing any of its obligations under this Lease.


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                          XIII. INDEMNITY AND WAIVER

     13.1  Indemnity.  Tenant will defend, protect, indemnify and save harmless
           ---------
Landlord, its partners, shareholders, directors, officers, successors and assigns (collectively the "Indemnified Parties") from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys fees and expenses), liens, decrees, suits, actions, proceedings, and judgments imposed upon or incurred by or asserted against any of the Indemnified Parties by reason of (a) any accident, injury to or death of persons or loss of or damage to property occurring on or at the Premises resulting from any act or omission of Tenant or anyone claiming by, through or under Tenant; (b) any failure on the part of Tenant to perform or comply with any of the terms, covenants, provisions, representations, agreements or warranties of this Lease; (c) the "Release" or "Management" (as said terms are hereinafter defined) of Hazardous Materials by Tenant, any Portfolio Occupant or any sublessee or any of the foregoing's agents, officers, or employees on or from the Premises or any Response (hereinafter defined) by Tenant, any Portfolio Occupant or any sublessee or any of the foregoing's agents, officers or employees; (d) any inaccuracy or breach of any representation or warranty of Tenant under this Lease; (e) any failure to comply with the "Statutes" (hereinafter defined); (f) performance of any labor or services or the delivery of any materials or other property, at Tenant's request, in respect of the Premises or any part thereof or
(g) any claims arising out of any Portfolio Occupancy Agreement. In case any action suit or proceeding is brought against Landlord, by reason of any such occurrence, Tenant will, at Tenant's expense, by counsel selected by Tenant but reasonably acceptable to Landlord, resist and defend such action, suit or proceeding, or cause the same to be resisted and defended. All of Tenant's obligations under this Section 13.1 shall inure to the benefit of Landlord and Landlord's successors and assigns and shall survive the termination of this Lease.

     13.2  Landlord Indemnity. Landlord shall indemnify and hold Tenant harmless
           ------------------
against and from liability and claims of any kind for loss or damage to property of Tenant or any injury to or death of any person or for any other matter or thing arising out of Landlord's gross negligence or tortious act or omission of Landlord, its agents, employees or contractors and from any Release or Management by Landlord or its agents, officers or employees on or from the Premises and from any Response by Landlord or its agents, officers or employees, but in no event shall Landlord be responsible for consequential damages suffered by Tenant or any Portfolio Occupant or subtenant. Landlord shall at Landlord's expense and by counsel satisfactory to the aforesaid indemnities, defend the aforesaid indemnities in any action or proceeding arising from any such claim and shall indemnify the aforesaid indemnities against all costs, attorneys' fees, expert witness fees and any other expenses incurred in such action or proceeding.

     13.3  Waiver of Certain Claims.  All property belonging to Tenant or any
           ------------------------
occupant of the Premises that is in or on any part of the Premises shall be there at the risk of Tenant or of such other person only, and Landlord shall not be liable for any damage thereto or for the theft or misappropriation thereof. Except with respect to the acts covered by Landlord's indemnity hereunder, Tenant waives all claims it may have against Landlord for business interruption or damage or injury to property sustained by Tenant or any persons claiming through Tenant or by any occupant of the Premises, or by any other person, resulting from any part of the Premises becoming out of repair, or resulting from any accident on or about the Premises, or resulting directly or indirectly from any act or neglect of any tenant or occupant of any part of the Premises or of any other person. Tenant's waiver shall include, without limitation, damage caused by water, snow, frost, steam, excessive heat or cold, sewage, gas, odors, or noise, or caused by bursting or leaking of pipes or plumbing fixtures, and shall apply equally whether any such damage results from the act or neglect of Tenant or of other tenants, or occupants of any part of the Improvements or of any other person, and whether such damage be caused by or result from any thing or circumstance above mentioned or referred to, or to any other thing or circumstance whether of a like nature or of a wholly different nature.


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                       XIV. RIGHTS RESERVED TO LANDLORD

     14.1  Rights Reserved to Landlord.  Without limiting any other rights
           ---------------------------
reserved or available to Landlord under this Lease, at law or in equity, Landlord reserves the following rights to be exercised at Landlord's election and so long as Landlord provides reasonable prior written notice to Tenant and does not unreasonably interfere with Tenant's rights under this Lease or Tenant's business operations in the Premises:

     (a) To inspect the Premises, to test and obtain air, water and soil samples from the Premises and if Tenant has failed to comply with the provisions of this Lease (after all applicable notice and cure periods) to make repairs, additions or alterations to the Premises, or any parts thereof to the extent necessary to cure Tenant's breach hereunder, including, without limitation, to make repairs, additions or alterations within the Premises to mechanical, electrical, and other facilities serving the Premises, to temporarily close entrances, stairways and corridors and interrupt or temporarily suspend services or facilities, provided, Landlord shall not unreasonably interfere with Tenant's use of the Premises (Landlord agrees to afford Tenant such notice of the exercise of its rights under this Section 14.1(b) as is reasonable under the circumstances in question);

     (b) To show the Premises to prospective purchasers, mortgagees, tenants (as to tenants, only during last nine months of the Term provided Tenant has failed to extend the Term), brokers or other persons having an interest in viewing the same; to place and maintain a "For Rent" (only during last nine months of the Term provided Tenant has failed to extend the Term) sign in or on the Premises; and to place or maintain "For Sale" signs on the Premises;

     (c) If Tenant vacates the Premises and a Monetary Default exists hereunder, to decorate, remodel, repair, alter or otherwise prepare the Premises for new occupancy; and

     (d) To retain at all times, and to use in appropriate instances, passkeys to the Premises.

Landlord may enter upon the Premises for any and all of said purposes and may exercise any and all of the foregoing rights hereby reserved, during normal business hours unless an emergency exists (and in the event of an emergency, during any hour). Landlord will utilize reasonable efforts not to unreasonably interfere with Tenant's business operations at the Premises in connection with the exercise of Landlord's rights under this Article XIV.

                       XV. SUBORDINATION OR SUPERIORITY

     15.1  Subordination or Superiority.  If the mortgagee or trustee in any
           ----------------------------
first mortgage, trust deed or deed of trust shall elect to make this Lease subject and subordinate to its first mortgage, deed of trust or trust deed, then all or a portion of the rights and interests of Tenant under this Lease shall be subject and subordinate to such first mortgage, deed of trust or trust deed, and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements, and extensions thereof. Upon the determination by said mortgagee to subordinate this Lease to its mortgage, deed of trust or trust deed, and in connection with the mortgage encumbering the Premises on the Commencement Date, Landlord shall cause said mortgagee to execute a Subordination, Non-Disturbance and Adornment Agreement substantially in the form attached hereto as Exhibit "G" with such reasonable revisions as the mortgagee shall reasonably request and to which Tenant shall reasonably consent. Any mortgagee or trustee in any first mortgage, deed of trust or trust deed may elect that, instead of making this Lease or permitting this Lease to be subject and subordinate to its first deed of trust or trust deed, the rights and interest of Tenant under this Lease shall have priority over the lien of its mortgage, deed of trust or trust deed. Tenant agrees that it will, within fifteen (15) business days after demand in writing, execute and deliver whatever instruments may be required by Landlord's mortgagee, either to make the Lease subject and subordinate to such mortgage, deed of trust or trust deed, or to give the Lease priority over the lien of the mortgage, deed of trust or trust deed, whichever alternative may be elected by the mortgagee, beneficiary or trustee and to attorn to such mortgagee, all of which instruments shall be satisfactory in form and substance to Tenant and the mortgagee requesting same.

     15.2  Tenant and Landlord agree as follows:

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

           (1) Not to amend this Lease in any material respect without the consent of Landlord's mortgagees;

           (2) Not to accept or pay an installment of Monthly Base Rent more than one (1) month in advance; and

           (3) Landlord's mortgagees shall not be bound by any amendment or modification of this Lease made without their consent.

                                XVI. SURRENDER

     16.1  Surrender. Upon the termination of this Lease, whether by forfeiture,
           ---------
lapse of time or otherwise, or upon termination of Tenant's right to possession of the Premises, Tenant will at once surrender and deliver up the Premises to Landlord, in good condition and repair (ordinary wear and tear and casualty damages and condemnation excepted) and in full compliance with all applicable laws. All Alterations shall remain upon the Premises and become Landlord's property upon termination of the Term without cooperation, allowance or credit to Tenant. However, Landlord shall have the right to require Tenant to remove any Alterations and to restore the Premises to their condition prior to the making of such Alterations and to repair any damage occasioned by such removal, unless prior to making such Alteration (inclusive of Non-Structural Alterations) Tenant obtained the written approval of Landlord not to remove such Alteration. Said right to require removal at the end of the Term shall be exercised by Landlord's giving written notice thereof to Tenant on or before ten (10) days after any such termination. If Landlord requires removal of any Alterations in accordance with the terms hereof and Tenant does not make such removal in accordance with this Section 16.1 at the time of such termination, or within thirty (30) days after such request, whichever is later, Landlord may remove the same (and repair any damage occasioned thereby), and dispose thereof or, at its election, deliver the same to any other place of business of Tenant. Tenant's obligation to pay such costs survives termination of this Lease. Tenant shall pay the repair and delivery to Landlord on demand. Tenant's obligations under this Article XVI shall continue after termination of the Term.

     16.2  Removal of Tenant's Property.  Upon the termination of this Lease or
           ----------------------------
Tenant's right to possession, by lapse of time or otherwise, Tenant, shall remove Tenant's personal property incident to Tenant's business; provided, however, that Tenant shall repair any injury or damage to the Premises which may result from such removal, and shall restore the Premises to the same condition as existed prior to the installation thereof. If Tenant does not remove Tenant's personal property from the Premises prior to expiration or earlier termination of this Lease or Tenant's right to possession, Landlord, may, at its option, remove the same (and repair any damage occasioned thereby) and dispose thereof or deliver the same to any other place of business of Tenant, and Tenant shall pay the cost of such removal, repair and delivery to Landlord on demand, or Landlord may treat such personal property as having been conveyed to Landlord with this Lease as a bill of sale, without further payment or credit by Landlord to Tenant.

     16.3  Holding Over.  Tenant shall have no right to occupy the Premises or
           ------------
any portion thereof after the expiration of this Lease or after termination of the Lease or of Tenant's right to possession pursuant to Article XVII hereof. In the event Tenant or any party claiming by, through or under Tenant holds over, Landlord may exercise any and all remedies available to it at law or in equity to recover possession of the Leased Premises and for damages, provided Landlord delivers evidence of the damages to be suffered by Landlord to Tenant prior to Tenant's surrendering of possession. For each and every month or partial month that Tenant or any party claiming by, through or under Tenant remains in occupancy of all or any portion of the Leased Premises after the expiration of the Lease or after termination of the Lease or Tenant's right to possession, Tenant shall pay, as minimum damages and not as a penalty, monthly Rent at a rate equal to 150% of the rate of Rent and other charges payable by Tenant hereunder immediately prior to the expiration or other termination of this Lease or of Tenant's right to possession together with Landlord's expenses and consequential damages resulting from said holding over. The acceptance by Landlord of any lesser sum shall be construed as a payment on account and not in satisfaction of damages for such holding over. If the holding over occurs at the expiration of the Term, or by reason of a termination by mutual agreement of the parties, Landlord may, as an alternative remedy, elect that such holding


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over shall constitute a renewal of this Lease on a month to month basis at an
Annual Base Rent rate equal to 200% of the rate of Annual Base Rent payable hereunder immediately prior to the expiration of the Lease, and upon all of the other covenants and agreements contained in this Lease.

                                XVII. REMEDIES

     17.1  Defaults.  Tenant agrees that any one or more of the following events
           --------
shall be considered events of default (sometimes herein referred to as a "Default" individually or "Defaults" collectively) as said term is used herein:

           (a) Tenant shall fail to pay any part of the Rent on the due date and such failure continues for ten (10) days after Landlord's written notice of such failure to Tenant (a "Monetary Default"); or

           (b) Tenant shall fail to keep, observe or perform any of the other covenants or agreements herein contained to be kept, observed and performed by Tenant (other than those of Article X and such failure shall continue for twenty (20) days after notice thereof in writing to Tenant; provided, however, that if such failure or default cannot be cured by the payment of money and cannot, by its nature, reasonably be cured within such twenty
     (20) day period, and Tenant shall, within such twenty (20) day period, commence all efforts to cure that failure or default and thereafter diligently and continuously pursues such efforts, then such failure or default shall not constitute an event of default hereunder; or

           (c) Tenant shall be adjudged an involuntary bankrupt, or a decree or order approving, as properly filed, a petition or answer filed against Tenant asking reorganization of Tenant under any state or federal bankruptcy laws as now or hereafter amended, or under the laws of any state, shall be entered, and any such decree or judgment or order shall not have been vacated or set aside within sixty (60) days from the date of entry or granting thereof; or

           (d) Tenant shall file or admit the jurisdiction of the court and material allegations contained in any petition in bankruptcy or any petition pursuant to or purporting to be pursuant to any state or federal bankruptcy laws as now or hereafter amended, or Tenant shall institute any proceeding or shall give its consent to the institution of any proceedings for any relief of Tenant under any bankruptcy or insolvency laws or any laws relating to the relief or debtors, readjustment or indebtedness, reorganization, arrangements, composition or extension; or

           (e) Tenant shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver for Tenant or any of the property of Tenant; or

           (f) The Premises or Tenant's leasehold interest are levied upon under execution or attached by legal process, or a lien is filed in respect of the Premises or leasehold interest which is not released or discharged within sixty (60) days after the date of filing; or

           (g) A decree or order appointing a receiver of the property of Tenant shall be made and such decree or order shall not have been vacated or set aside within sixty (60) days from the date of entry or granting thereof; or

           (h)  Intentionally deleted; or

           (i) Tenant fails in any manner to comply with any of the provisions of Article X and such failure continues for fifteen (15) days after written notice from Landlord to Tenant; provided, however, if Tenant commences all efforts to cure such default within such fifteen (15) day period and thereafter diligently and continuously pursues such efforts, then such a default shall not constitute an event of default hereunder unless it is not cured within one hundred twenty (120) days from the date of Landlord's notice to Tenant.


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

     17.2  Remedies. Upon the occurrence of any one or more of such events of
           --------
default under Section 17.1, Landlord may, at its election, terminate this Lease or terminate Tenant's right to possession only, without terminating the Lease. Upon termination of the Lease, or upon any termination of Tenant's right to possession without termination of the Lease, Tenant shall immediately surrender possession thereof to Landlord free and clear of all subleases or Portfolio Subleases, at the option of Landlord, and Tenant hereby grants to Landlord the full and free right, without demand or notice of any kind to Tenant (except as hereinabove expressly provided for), to enter upon the Premises in such event with process of law and to repossess the Premises as Landlord's former estate and to expel or remove Tenant and any others who may be occupying or within the Premises without being deemed in any manner guilty of trespass, eviction, or forcible entry or detainer, without incurring any liability for any damage resulting therefrom and without relinquishing Landlord's rights to Rent or any other right given to Landlord hereunder or by operation of law.

          (a) Upon termination of the Lease, Landlord shall be entitled to recover as damages, all Rent and other sums due and payable by Tenant on the date of termination, plus (i) an amount equal to the "Value" (hereinafter defined) less the fair rental value of the Premises for the residue of the stated Term (taking into account the time and expenses necessary to obtain a replacement tenant or tenants including without limitation expenses hereinafter described relating to recovery of the Premises, preparation for reletting and for reletting itself), (ii) the cost to remove all Alterations, to make such repairs, changes, alterations and additions as -Landlord requires or deems necessary to relet the Premises and Improvements and Landlord's leasing commission expense, and
     (iii) the cost of performing any other covenants to be performed by Tenant. For purposes of this subsection 17.2(a), "Value" shall mean the present value of the Annual Base Rent for the residue of the Term discounted to present value at a discount rate equal to the then (as of the termination date) current "Treasury Yield" (as hereinafter defined). The term "Treasury Yield" means the annual yield which a dealer in government securities selected by Landlord (which is not affiliated with Landlord (unless such affiliate is the only then reputable dealer in same)) quotes to Landlord on or around the date of termination of this Lease, as the yield on United States Treasury Notes, Bills or Bonds ("T-Notes") in an amount approximately equal to the undiscounted sum of the aggregate Annual Base Rent due under this Lease and maturing on the scheduled termination date of this Lease (or the nearest maturity date if such T-Notes do not mature on said date) and trading in the market as the "on the run" or most recently issued United States government security of that maturity.

          (b) If Landlord elects to terminate Tenant's right to possession only without terminating the Lease, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as hereinabove provided, without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, from Tenant's obligations to pay the Rent hereunder for the full term or from any other of its obligations under this Lease. Landlord shall use reasonable efforts to relet all or any part of the Premises for such rent and upon such terms as shall be reasonably satisfactory to Landlord (including the right to relet the Premises for a term greater or lesser than that remaining under the Lease term, and the right to relet the Premises as a part of a larger area, and the right to change the character or use made of the Premises). For the purpose of such reletting, Landlord may decorate or make any repairs, changes, alterations or additions in or to the Leased Premises that may be necessary or convenient. If Landlord does not relet the Premises, Tenant shall pay to Landlord on demand damages equal to the amount of the Rent, and other sums provided herein to be paid by Tenant which exceed any rents collected from substitute tenants, if any for the remainder of the Term. If the Premises are relet and a sufficient sum shall not be realized from such reletting after paying all of the expenses of such decorations, repairs, changes, alterations, additions, the expenses of such reletting and the collection of the rent accruing therefrom (including, but not by way of limitation, attorneys, fees and brokers, commissions), to satisfy the Rent and other charges herein provided to be paid for the remainder of the Term, Tenant shall pay to Landlord on demand any deficiency as of the date of that demand and Tenant agrees that Landlord may from time to time file suit to recover any sums falling due under the terms of this Section from time to time.


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           (c) Further, in the event of any default by Tenant under this Lease,
     Landlord shall, in all instances, use reasonable efforts to mitigate its damages in connection therewith.

     17.3  Remedies Cumulative.  No remedy herein or otherwise conferred upon or
           -------------------
reserved to Landlord shall be considered to exclude or suspend any other remedy but the same shall be cumulative and shall be in addition to every other remedy given hereunder, or now or hereafter existing, at law or in equity, and every power and remedy given by this Lease to Landlord may be exercised from time to time and so often as occasion may arise or as may be deemed expedient. No remedy herein granted to Tenant shall be considered to exclude or suspend any other remedy granted to Tenant herein, but the same shall be cumulative and shall be in addition to every other remedy granted Tenant hereunder.

     17.4  No Waiver.  No delay or omission of Landlord to exercise any right or
           ---------
power arising from any Default shall impair any such right or power or be construed to be a waiver of any such Default or any acquiescence therein. No delay or omission of Tenant to exercise any right or power arising from any breach by Landlord shall impair any such right or power or be construed to be a waiver of any such breach or any acquiescence therein. No waiver by Landlord or Tenant of any breach by the other of any of the covenants of this Lease shall be construed, taken or held to be a waiver of any other breach, or as a waiver, acquiescence in or consent to any further or succeeding breach of the same covenant. The acceptance by Landlord of any payment of Rent or other charges hereunder after the termination by Landlord of this Lease or of Tenant's right to possession hereunder shall not, in the absence of agreement in writing to the contrary by Landlord, be deemed to restore this Lease or Tenant's right to possession hereunder, as the case may be, but shall be construed as a payment on account, and not in satisfaction of damages due from Tenant to Landlord.

     17.5  Attorneys Fees. If at any time during the term of this Lease either
           --------------
Landlord or Tenant shall institute any action or proceeding against the other relating to the provisions of this Lease or any default hereunder, then the unsuccessful party in such action or proceeding agrees to reimburse the successful party for the reasonable expenses for attorneys' fees, paralegal fees and disbursements incurred therein by the successful party. Such reimbursement shall include all legal expenses incurred prior to trail, at trial and at all levels of appeal and post judgment proceedings.

                             XVIII. MISCELLANEOUS

     18.1  Estoppel Certificates. Each party shall, at any time and from time to
           ---------------------
time upon not less than fifteen (15) days' prior written request from the other, execute, acknowledge and deliver to the requesting party, in form reasonably satisfactory to the requesting party, a written statement certifying (if true) that Tenant has accepted the Premises, that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), that the requesting party is not in default hereunder (or if in default describing such defaults in reasonable detail), the date to which the Rent and other charges have been paid in advance, if any, and such other accurate certifications as may be reasonably required by the requesting party. It is intended that any such statement delivered pursuant to this Section may be relied upon by any prospective purchaser or mortgagee of all or any part of the Premises and their respective successors and assigns.

     18.2  Landlord's Right to Cure.  Landlord may (but shall not be obligated
           ------------------------
to), upon the expiration of all applicable notice and cure periods except in the case of an emergency (in which event no notice shall be required), cure any default by Tenant (specifically including, but not by way of limitation, Tenant's failure to obtain insurance, pay Impositions, make repairs, or satisfy lien claims); and whenever Landlord so elects, all reasonable out of pocket costs and expenses paid by Landlord in curing such default, including without limitation reasonable attorneys' fees, court costs and costs of appeals, shall, unless another date is specified in this Lease, be so much additional Rent due upon not less than 30 days' notice and opportunity to cure on the first day of the month following such payment together with interest at the same rate as for late payments set forth in Section 2.4, from the date of the advance to the date of repayment by Tenant to Landlord.


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     18.3  Amendments Must Be in Writing.  None of the covenants, terms or
           -----------------------------
conditions of this Lease, to be kept and performed by either party, shall in any manner be altered, waived, modified, changed or abandoned except by a written instrument, duly signed and delivered by the other party.

     18.4  Notices. All notices to or demands upon Landlord or Tenant desired or
           -------
required to be given under any of the provisions hereof shall be in writing. Any notices or demands from Landlord to Tenant shall be deemed to have been given if a copy thereof has been personally delivered, sent by overnight delivery service or mailed by United States registered or certified mail in an envelope properly stamped and addressed to tenant at the Premises and to Tenant at Executive Suites of Lisle, 3030 Warrenville Road, Suite 600, Lisle, Illinois 60532,
Attention: Rick Powell, with a copy to c/o divine interVentures. inc., 4225 Naperville Road, Suite 400, Lisle, Illinois 60532, Attention: Larry Freedman, Esq., or at such other address as Tenant may theretofore have designated by written notice to Landlord. Any notices or demands from Tenant to Landlord shall be deemed to have been given if personally delivered, sent by overnight delivery service or mailed by United States registered or certified mail in an envelope properly stamped and addressed to Landlord c/o Colliers, Bennett & Kahnweiler, 9700 West Bryn Mawr Avenue, Rosemont, Illinois 60018, Attention: David Kahnweiler, with a copy to: Katten Muchin Zavis, 525 West Monroe Street, Chicago, Illinois 60606, Attention: Daniel J. Perlman, Esq., or at such other address or to such other agent as Landlord may theretofore have designated by written notice to Tenant. The effective date of any such mailed notice shall be upon receipt or refusal to accept same.

     18.5  Short Form Lease.  This Lease shall not be recorded, but the parties
           ----------------
agree, at the request of either of them, to execute a Short Form Lease for recording, containing the names of the parties, the legal description and the Term of the Lease.

     18.6  Time of Essence.  Time is of the essence of this Lease, and all
           ---------------
provisions herein relating thereto shall be strictly construed.

     18.7  Relationship of Parties.  Nothing contained herein shall be deemed or
           -----------------------
construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership, or of partnership or joint venture, or of lender and borrower, by the parties hereto, it being understood and agreed that no provision in this Lease or any acts of the parties hereto shall be deemed to create any relationship other than the relationship of landlord and tenant.

     18.8  Captions. The captions of this Lease are for convenience only and are
           --------
not be construed as part of this Lease and shall not be construed as defining or limiting in any way the scope or intent of the provisions hereof.

     18.9  Severability.  If any term or provision of this Lease shall to any
           ------------
extent be held invalid or unenforceable, the remaining terms and provisions of this Lease shall not be affected thereby, but each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

     18.10 Law Applicable.  This Lease shall be construed and enforced in
           --------------
accordance with the laws of the state where the Premises are located.

     18.11 Covenants Binding on Successors.  All of the covenants, agreements,
           -------------------------------
conditions and undertakings contained in this Lease shall extend and inure to and be binding upon the heirs, executors, administrators, successors and permitted assigns of the respective parties hereto, the same as if they were in every case specifically named, and wherever in this Lease reference is made to either of the parties hereto, it shall be held to include and apply to, wherever applicable the heirs, executors, administrators, successors and permitted assigns of such party. Nothing herein contained shall be construed to grant or confer upon any person or persons, firm, corporation or governmental authority, other than the parties hereto, their heirs, executors, administrators, successors and permitted assigns, any right, claim or privilege by virtue of any covenant, agreement, condition or undertaking in this Lease contained.

     18.12 Brokerage.  (a)  Tenant warrants and represents that it has no
           ---------
dealings with any broker, finder or agent in connection with this Lease. Tenant covenants to pay, hold harmless and


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                                      -20-
indemnify Landlord from and against any and all costs, expenses or liability for any compensation, commissions and charges claimed by any broker, agent or finder with respect to this Lease or the negotiation thereof.

     (b) Landlord warrants and represents that it has no dealings with any broker, finder or agent in connection with this Lease. Landlord covenants to pay, hold harmless and indemnify Tenant from and against any and all costs, expenses or liability for any compensation, commissions and charges claimed by any broker, agent or finder with respect to this Lease or the negotiation thereof.

     18.13 Landlord Means Owner.  The term "Landlord" as used in this Lease, so
           --------------------
far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the Premises, and in the event of any transfer or transfers of the title to such fee, Landlord herein named (and in case of any subsequent transfer or conveyances, the then grantor) shall be automatically freed and relieved, from and after the date of such transfer or conveyance, of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed.

     18.14 Intentionally deleted.

     18.15 Signs.  Tenant shall not be permitted to install, any signs on the
           -----
exterior of the Premises without Landlord's prior written approval which shall not be unreasonably withheld.

     18.16 Intentionally deleted.

     18.17 Execution of Lease by Landlord.  The submission of this document for
           ------------------------------
examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises and this document shall become effective and binding only upon the execution and delivery hereof by Landlord and by Tenant. All negotiations, considerations, and understandings between Landlord and Tenant are incorporated herein.

     18.18 Mortgagee Protection.  Tenant agrees to give to any mortgagee of
           --------------------
Landlord, by registered or certified mail, a copy of any notice or claim of default served upon the Landlord by Tenant. Tenant further agrees that the mortgagee shall have the right, but not the obligation to cure or correct such default within such time as may be necessary to cure such default.

     18.19 Reports. Not more frequently than once a year and within fifteen (15)
           -------
days after Landlord's request, Tenant shall furnish the then most current financial statements of Tenant and Guarantor to Landlord and Landlord's mortgagees.

     Landlord agrees to keep such reports confidential, except that Tenant agrees that Landlord may deliver a copy of such statements if required by law to the party or parties to when Landlord is legally required to deliver same, in connection with any litigation, and to any mortgagee or prospective mortgagee of Landlord, any prospective purchaser of the Premises, any present or prospective owner of Landlord, any credit rating agency, any appraiser preparing an appraisal of the Premises, and to any governmental agency (if Landlord is required by law to furnish such statements).

     18.20 Exculpation.  It is expressly understood and agreed that nothing in
           -----------
this Lease contained shall be construed as creating any personal liability whatsoever against the Landlord. All liabilities of the Landlord accruing hereunder shall be satisfied solely out of the Landlord's interest in the Premises, and the proceeds of any attachment by Tenant of a judgment against the Premises and the rents therefrom, insurance proceeds or condemnation awards in respect thereof. After any sale or transfer of Landlord's interest in the Premises and the assumption of this Lease by the assignee, the transferor entity shall have no further liability hereunder except for breaches or defaults arising prior to the date of such sale or transfer, and except for any continuing duty to apply any insurance proceeds and condemnation awards received prior to such sale or transfer.

     18.21 Authority, Organization; etc.
           -----------------------------


                                                      INITIAL HERE:


                                                      Landlord:     Tenant:

                                                         DK            RP
                                                      --------      --------

           (a) Tenant represents and warrants that Tenant is a duly organized and validly existing corporation which is in good standing under the laws of its jurisdiction of organization and is authorized to do business in the State of Illinois;

           (b) Tenant represents and warrants that Tenant is duly authorized to enter into and perform the terms and provisions of this Lease; and

           (c) Tenant agrees that this Lease is the valid, legal and binding obligation of Tenant and is enforceable against Tenant in accordance with its terms.

           (d) Landlord represents and warrants that Landlord is a duly organized and a validly existing limited liability company which is in good standing under the laws of its jurisdiction of organization and is authorized to do business in the State of Illinois;

           (e) Landlord represents and warrants that Landlord is duly authorized to enter into and perform the terms and provisions of this Lease; and

           (f) Landlord agrees that this Lease is the valid, legal and binding obligation of Landlord and is enforceable against Landlord in accordance with its terms.

     18.22 Tenant Environmental Covenant.  Tenant covenants and agrees, at its
           -----------------------------
sole cost and expense, (a) to comply with all Statutes and permits issued thereunder with respect to Tenant's use and conduct business of the Premises, and (b) not to keep, use, store or dispose of any "Hazardous Materials" (as hereinafter defined) on or about the Premises, except in compliance with Statutes and prudent standards of operation for office tenants. Tenant will not cause any underground storage tanks to be located at the Premises. The provisions of this Section 18.22 shall survive termination of this Lease. In the event of a termination pursuant to Article XVII there shall be no termination on the survival of the provisions of this Section. Tenant agrees, at Tenant's sole cost and expense, to remove, not later than the end of the Term, all Hazardous Materials from the Premises released or brought on to or in the Premises by Tenant, a Portfolio Occupant or subtenant or any of the foregoing's agents, officers or employees, and, to restore the Premises to the condition required pursuant to Section 16.1. The following terms shall have the meanings hereafter ascribed to them:

           (i) "Claim" shall mean and include any demand, cause of action, proceeding or suit (i) for damages, losses, injuries to person or property, damages to natural resources, fines, penalties, interest, or contribution;
     (ii) for the costs of site investigations, feasibility studies, information requests, health or risk assessments or Response actions; or (ii) for enforcing this Section 18.22.

           (ii) "Statutes" shall mean and include all now and/or hereafter existing federal, state and local statutes, ordinances, regulations, orders, decrees, requirements and rules relating to environmental quality, health, safety, contamination and clean-up, including without limitation, the Clean Air Act, 42. U.S.C. Section 7401 et seq.; the Clean Water Act, 33
                                                -- ---
     U.S.C. Section 1251 et seq., and the Water Quality Act of 1987; the Federal
                         -- ---
     Insecticide, Fungicide, and Rodenticide Act ("FIFRA"), 7 U.S.C. Section 136 et seq.; the Marine Protection, Research, and Sanctuaries Act, 33 U.S.C.
     -- ---
     Section 1401 et seq.; the National Environmental Policy Act, 42 U.S.C.
                  -- ---
     Section 4321 et seq.; the Noise Control Act, 42 U.S.C. Section 4901 et
                  -- ---                                                 --
     seq.; the Occupational Safety and Health Act, 29 U.S.C. Section 651 et
     ---                                                                 --
     seq.; the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C.
     ---
     Section 6901 et seq.; as amended by the Hazardous and Solid Waste
                  -- ---
     Amendments of 1984; the Safe Drinking Water Act, 42 U.S.C. Section 300f et
                                                                             --
     seq.; the Comprehensive Environmental Response, Compensation and Liability
     ---
     Act ("CERCLA"), 42 U.S.C.  Section 9601 et seq.; as amended by the
                                             -- ---
     Superfund Amendments and Reauthorization Act, the Emergency Planning and Community Right-to-Know Act, and Radon Gas and Indoor Air Quality Research Act; the Toxic Substances Control Act ("TSCA"), 15 U.S.C. Section 2601 et
                                                                             --
     seq.; the Atomic Energy Act, 42 U.S.C. Section 2011 et seq., and the
     ---                                                 -- ---
     Nuclear Waste Policy Act of 1982, 42 U.S.C. Section 10101 et seq.; and
                                                               -- ---
     state lien and superlien and environmental clean-up statutes, with implementing regulations and guidelines. Statutes shall also include all state, regional, county, municipal and other local laws, regulations and ordinances insofar as they
                                                      INITIAL HERE:

                                                      Landlord:     Tenant:
                                                         DK            RP
                                                      --------      --------
     are equivalent or similar to the federal laws recited above or purport to regulate Hazardous Materials.

          (iii) "Hazardous Materials" shall mean and include the following, including mixtures thereof; any hazardous substance, pollutant, contaminant, waste, by-product or constituent regulated under the Statutes, including, without limitation, RCRA and CERCLA; oil and petroleum products and natural gas, natural gas liquids, liquefied natural gas and synthetic gas usable for fuel; pesticides regulated under FIFRA; asbestos- containing materials; radon; polychlorinated biphenyls; substances regulated under TSCA; source material, special nuclear material, byproduct material and any other radioactive materials or radioactive wastes, however produced, regulated under the Atomic Energy Act or the Nuclear Waste Policy Act ("Radioactive Materials"); and chemicals subject to the OSHA Hazard Communications Standard, 29 C.F.R. (S) 1991.1200 et seq.
                                                      -- ---

          (iv) "Release" or "Released" shall mean any actual or threatened spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of Hazardous Materials into the environment, as "environment" is defined in CERCLA.

          (v) "Response" or "Respond" shall mean action taken in compliance with Statutes to correct, remove, remediate, cleanup, prevent, mitigate, monitor, evaluate, investigate, assess or abate the Release of a Hazardous Material.

     If (a) a Release occurs at the Premises caused by Tenant, a Portfolio Occupant or a subtenant or any of the foregoing's agents, employees or officers;
(b) the environmental condition of the Premises caused by Tenant, a Portfolio Occupant or a subtenant or any of the foregoing's agents, employees or officers gives rise to liability, a Claim, or a Response Action under common law, any Statute or permit issued thereunder or otherwise; or (c) there exists a significant public health effect at the Premises caused by Tenant, a Portfolio Occupant or a subtenant or any of the foregoing's agents, employees or officers, Tenant shall, in any and all such occurrences, and at its sole cost and expense, promptly take all applicable actions in Response.

     18.23  Option to Renew. Landlord hereby grants to Tenant an option to renew
            ---------------
the term of this Lease for an additional five (5) years to run consecutively from the expiration of the then Term of this Lease. Such option to be exercised, must be exercised not later than 270 days prior to the expiration of the then applicable Term, by notice to Landlord. During the thirty (30) day period following Tenant's exercise of the option to review, Landlord and Tenant shall use good faith efforts to determine the market rent for the Premises for the five (5) years following the end of the then current Term. If the parties have not entered into a written agreement on or before the expiration of such thirty
(30) day period setting forth the market rent as aforesaid described, then on or prior to 210 days before expiration of the then applicable Term, each of Landlord and Tenant shall, at their respective cost and expense, select an M.A.I. appraiser, and, the two (2) appraisers so selected shall jointly choose a third M.A.I. appraiser, within ten (10) days of the selection of the last of the 2 appraisers selected by Landlord and Tenant. The cost of the third M.A.I. appraisal shall be borne equally by Landlord and Tenant. All M.A.I. appraisers must have ten (10) years experience in appraising office buildings of typical quality in the greater Chicago Metropolitan area. Each of the 3 appraisers shall determine their estimate as to what the market rent would be for the Premises for the five (5) years following the end of the then current Term, not later than 150 days before expiration of the then applicable Term, and deliver a written determination to each of Landlord and Tenant within such time period. Either the determination of the market rent mutually agreed to by Landlord and Tenant or the average of the three (3) determinations shall be the "Fair Market Rent," as applicable. The Annual Base Rent for the first Lease Year of the renewal term shall be the greater of (i) the Fair Market Rent and (ii) the Annual Base Rent in effect during the tenth Lease Year plus two percent (2%) of the Annual Base Rent during the tenth Lease Year. Annual Base Rent shall increase on the first (1/st/) day of each subsequent Lease Year of the renewal term by an amount equal to two percent (2%) of the Annual Base Rent in effect during the immediately preceding Lease Year. The Monthly Base Rent Amount shall be equal to one-twelfth of such Annual Base Rent. Except for such change in the Annual Base Rent, Monthly Base Rent Amount, and the extended Term, the terms and provisions of this Lease shall be unmodified and continue in full force and effect. No


                                                      INITIAL HERE:


                                                      Landlord:     Tenant:

                                                         DK            RP
                                                      --------      --------
option to renew shall be effective if Monetary Default has occurred and is then continuing at the time of exercise or at any time thereafter, or, if this Lease or Tenant's right to possession has previously been terminated. On request from a party, the other party will execute an amendment to this Lease in form and substance reasonably acceptable to Landlord and Tenant confirming the adjusted Annual Base Rent and Monthly Base Rent. The option granted herein is personal to dotspot, inc. and to any entity which controls, is controlled by or is under common control with dotspot, inc. or divine interVentures, inc. and which has assumed the obligations under this Lease. In no event shall the option to renew run to the benefit of any assignee or transferee of dotspot, inc. other than to any entity which controls, is controlled by or is under common control with dotspot, inc. or divine interVentures, inc. and which has assumed the obligations under this Lease. The prohibition shall apply to assignees and transferees pursuant to an express assignment, transfer of ownership interests in Tenant or operation of law. This option to renew shall only run for one (1), five (5) year period. If Tenant exercises the option to renew, the Guarantee shall be an effective guarantee of the obligations under this Lease during the five (5) year renewal term.

     18.24  Governing Law, Waiver of Jury Trial.  THIS LEASE IS SUBMITTED TO
            -----------------------------------
LANDLORD AT ITS PRINCIPAL PLACE OF BUSINESS IN THE CITY OF ROSEMONT, STATE OF ILLINOIS AND SHALL BE DEEMED TO HAVE BEEN MADE THEREAT. THIS LEASE SHALL BE GOVERNED AND CONTROLLED AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT AND IN ALL OTHER RESPECTS BY THE LAWS, STATUTES AND DECISIONS OF THE STATE OF ILLINOIS. TENANT, IN ORDER TO INDUCE LANDLORD TO ACCEPT THIS LEASE, AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH HEREBY IS ACKNOWLEDGED, AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS ELECTION, SHALL BE LITIGATED ONLY IN COURTS HAVING A SITUS WITHIN THE STATE OF ILLINOIS. TENANT HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED WITHIN SAID STATE. THE TENANT HEREBY WAIVES ANY RIGHT THEY MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST THEM BY LANDLORD ON THIS LEASE IN ACCORDANCE WITH THIS PARAGRAPH. TENANT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LEASE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LANDLORD'S LEASE TO TENANT.

     18.25  Relationship.  This Lease is made, executed and delivered as a lease
            ------------
of real property and creates no relationship other than that of landlord and tenant. Landlord and Tenant do not intend to create any relationship under this Lease other than as landlord and tenant.

     18.26  Quiet Enjoyment. Landlord covenants and agrees that at all times
            ---------------
that a Default does not exist hereunder, Tenant's quiet and peaceable enjoyment of the Premises shall not be disturbed or interfered with by Landlord or by any person claiming by, through or under Landlord.


                                                      INITIAL HERE:


                                                      Landlord:     Tenant:

                                                         DK            RP
                                                      --------      --------

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.

                              LANDLORD:

                              Habitat-Kahny, LLC, an Illinois limited liability company


                              By: /s/ DAVID R. KAHNWEILER
                                 ---------------------------------
                              Name: David R. Kahnweiler
                                   -------------------------------
                              Title:  Manager
                                    ------------------------------


                              TENANT:

                              dotspot, inc., a Delaware corporation


                              By: /s/ RICHARD W. POWELL
                                 ---------------------------------
                              Name: Richard W. Powell
                                   -------------------------------
                              Title: President
                                    ------------------------------

                                   EXHIBIT A
                                   ---------

                              DESCRIPTION OF LAND


PARCEL 1:

LOT 11 (ACCORDING TO BOUNDARIES OF LOT 11 AS ESTABLISHED BY AGREEMENT RECORDED APRIL 9, 1929 AS DOCUMENT 10333644), LOT 12, LOT 13 AND LOT 14 (ACCORDING TO BOUNDARIES OF LOT 14 AS ESTABLISHED BY AGREEMENT RECORDED SEPTEMBER 12, 1929 AS DOCUMENT NO. 12557390) IN BLOCK 25 IN ELSTON'S ADDITION TO CHICAGO, IN THE SOUTHEAST 1/4 OF THE NORTHWEST 1/4 OF SECTION 5, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 2:

LOTS 15 TO 22 INCLUSIVE IN BLOCK 25 IN ELSTON'S ADDITION TO CHICAGO IN SECTION 5, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, EXCEPTING THEREFROM, HOWEVER, THE FOLLOWING DESCRIBED PORTION
THEREOF:

THAT PART OF LOTS 16 TO 22 BOTH INCLUSIVE IN BLOCK 25 OF ELSTON'S ADDITION TO CHICAGO IN SECTION 5, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN LYING WESTERLY OF THE FOLLOWING DESCRIBED LINE: BEGINNING AT A POINT ON THE SOUTH LINE OF LOT 22, WHICH IS 95.00 FEET EAST OF THE SOUTHWEST CORNER OF SAID LOT 22, THENCE NORTHWESTERLY ALONG A STRAIGHT LINE WHICH FORMS AN ANGLE OF 52 DEGREES 24 MINUTES 50 SECONDS, AS MEASURED FROM THE WEST TO THE NORTHWEST FROM SAID SOUTH LINE OF LOT 22, A DISTANCE OF 335.00 FEET; THENCE CONTINUING NORTHWESTERLY ALONG A STRAIGHT LINE WHICH FORMS AN ANGLE OF 163 DEGREES 58 MINUTES 31 SECONDS, AS MEASURED FROM THE SOUTHEAST THROUGH THE EAST AND NORTH TO THE NORTHWEST FROM THE LAST DESCRIBED LINE A DISTANCE OF 204.00 FEET TO A POINT ON THE WESTERLY LINE OF LOT 16, IN COOK COUNTY, ILLINOIS.

                                   EXHIBIT B
                                   ---------

                          INITIAL PAYMENT DIRECTIONS

To:
     Gerald Cernick
     Colliers, Bennett & Kahnweiler Inc.
     9700 W. Bryn Mawr
     Rosemont, IL 60018

                                   EXHIBIT C
                                   ---------

                           NON-COMPLIANCE DISCLOSURE


Parking

     Adequate number of designated parking stalls and signage for vans were not provided. (ADAAG Section 4.1.2.5b)

Exterior Accessible Route

     Signage indicating accessible entrances to the facility were not provided. (ADAAG Section 4.30)

     Install buzzer or intercom for assistance and service at exterior entrance doors or parking space. (ADAAG Section 4.27)

Interior Accessible Route

     Lever action hardware is not provided at all accessible locations (ADAAG
     Section 4.13.9)

     Raised Elevator markings at control panel and hall buttons are not provided in Braille and Standard Alphabet. (ADAAG Section 4.10)

     Audible signals are not provided at floor level changes or elevator lobbies indicating car arrival. (ADAAG Section 4.10.7 & 4.10.13)

     Add visual alarm to existing audible fire alarm.  (ADAAG Section 4.28.3)

Restrooms

     Wrap drainpipes below lavatory with insulation, protect against contact with hot, sharp or abrasive surfaces (ADAAG Section 4.19.4)

                                   EXHIBIT D
                                   ---------

                             REQUIRED TENANT WORK

The roof should be replaced in accordance with the EMG report on November 23, 1999.

Three rooftop HVAC units should be replaced in accordance with the EMG report on November 23, 1999.

The parking lot should be repaired in accordance with the EMG report on November 23, 1999.

                                   EXHIBIT E
                                   ---------

                           TENANT ALLOWANCE ESTOPPEL

                               __________, 2000

     Re: Lease dated ________, 2000 by and between Habitat-Kahny, LLC, an Illinois limited liability company ("Landlord") and divine interVentures, inc., a Delaware corporation ("Tenant") (the "Lease) for certain Premises at 1301 North Elston Avenue in the City of Chicago, County of Cook and State of Illinois (the "Demised Premises").

Gentlemen:

     We are the Tenant under the Lease. We hereby certify, for your benefit and for the benefit of your respective successors and assigns, that as of the date of this estoppel certificate:

     1. The Lease is in full force and effect and, except as set forth above, has not been assigned, supplemented, modified or amended, and there do not exist any other agreements concerning the Demised Premises between the Landlord and us.

     2. The term of the Lease commenced on or about _______________ and will expire on _____________.

     3. We are not in default under the Lease, and to the best of our knowledge, (i) the Landlord is not in default under the Lease and (ii) no state of fact exists which with the passage of time, the giving of notice, or both, would constitute a default by the Landlord under the Lease, and if not the case, the following defaults exist: ______________________________________.


     4. To the best of our knowledge, we have no outstanding defenses, offsets, liens, claims or credits under the Lease against the Landlord or against the enforcement of any provision of the Lease by the Landlord and if not the case, the following outstanding defenses, offsets, liens, claims or credits under the Lease exist:___________________________________.


     5. Upon the payment of the Tenant Allowance, there is no rent concession by Landlord under the Lease which has not yet been fully paid.

     6. The minimum rent payable under the Lease is at the rate of ______ per month.

     7. In addition to minimum rent, we, as Tenant, are required to pay all Impositions (as defined in the Lease) which are assessed, levied, confirmed, imposed upon, or become due and payable out of, or in respect of, or become a lien on, the Premises, the Lease, the Rent, or any part thereof or any appurtenance thereto, or our Personal Property thereon.


                                    Very truly yours,

                                    divine interVentures, inc.


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________

                                   EXHIBIT F
                                   ---------

                             INTENTIONALLY OMITTED

                                   EXHIBIT G
                                   ---------

                        SUBORDINATION, NON-DISTURBANCE
                           AND ATTORNMENT AGREEMENT

     THIS AGREEMENT is made this _____ day of ___________ ,19____ by and between ____________________________, a ___________________ corporation ("Lender") and
____________________________, a ___________________  corporation ("Lessee").

                                  WITNESSETH:
                                  -----------

  WHEREAS, Lender is about to disburse a mortgage loan in the amount of ________ __________________ DOLLARS to______________________________, a _________________
corporation ("Lessor") pursuant to a Commitment dated ________, which loan is to be secured by, inter alia, a Mortgage from lessor, as Mortgagor, to Lender, as Mortgagee ("Mortgage"), which Mortgage is to be recorded in the Public Records of_________________ county, ________________ upon certain promises ("Mortgaged Premises") located in ____________________________ County, ________________ and
more particularly therein described, and

     WHEREAS, Lessor has leased said Mortgaged Premises ("Leased Premises") to Lessee by Lease dated __________________, as amended by _____________("Lease"),
and

     WHEREAS, Lender, as a condition of the disbursement of the mortgage loan has required that the Lease and all of the rights of Lessee thereunder be subordinated to the Mortgage and all of the rights of Lender thereunder, and

     WHEREAS, Lessee desires to receive assurances that its possession of the Leased Premises will not be disturbed, and Lender is willing to grant certain assurances upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants herein contained and intending to be legally bound, hereby agree as follows:

     1. The Lease and all of the rights of Lessee thereunder shall be and are hereby declared to be and at all times hereafter shall be and remain subject and subordinate in all respects to the Mortgage and all of the rights of the Mortgagee thereunder. Notwithstanding such subordination, Lessee hereby agrees that the lease shall not terminate in the event of a foreclosure of the Mortgage, and Lessee further agrees to attorn to and to recognize Lender (as mortgagee in possession or otherwise), or the purchaser at such foreclosure sale, as Lessee's landlord for the balance of the term of the Lease, in accordance with the terms and provisions thereof, but subject, nevertheless, to the provisions of this Agreement, which Agreement shall be controlling in the event of any conflict.

     2. Lender hereby agrees with Lessee that, so long as Lessee complies with all of the terms, provisions, agreements, covenants and obligations set forth in the Lease within all applicable notice and cure periods, Lessee's possession of the Leased Premises under said lease and lessee's rights under the Lease (including, without limitation, Lessee's rights under Articles VII and VIII of the Lease) shall not be disturbed or interfered with by Lender.

     3. Lessee hereby agrees that Lender, or any purchaser at a foreclosure sale, shall not be (a) liable for any act or omission of Lessor under said Lease which is not continuing following said party's taking possession, control or ownership, and which is capable of being cured by Lender or any purchaser at a foreclosure sale (b) subject to any offsets or defenses which Lessee may have at any time hereafter against Lessor unless Tenant gave such Lender notice of the default which gave rise to such offset/defense and the time to cure as provided such Lender under the Lease, (c) bound by any rent which Lessee may have paid to Lessor for more than the current month, and (d) bound by any amendment or modification of the Lease made without Lender's prior written consent.

     4. Lessee hereby agrees that any entity or person which at any time hereafter becomes the landlord under said Lease including, without limitation, Lender or the purchaser at a foreclosure sale, shall be liable only for the performance of the obligations of the landlord under said Lease which arise and accrue during the period of such entity's or person's ownership of the Leased Premises.

     5. Lessee certifies that as of the date hereof there are no known defaults on the part of Lessor, that the Lease is a complete statement of the agreement of the parties thereto with respect to the letting of the Leased Promises, that the Lease is in full force and effect and that all conditions to the effectiveness or continuing effectiveness thereof required to be satisfied as of the date hereof have been satisfied.

     6. Lessee hereby agrees that, thirty (30) days before exercising any of its rights and remedies under the Lease in the event of any default by Lessor thereunder, it shall send written notice to Lender at ____________, by certified mail, return receipt requested, of the occurrence of any default, by Lessor in the terms and provisions of said Lease and to specify, with reasonable clarity the events constituting such default. Lessee further agrees that with respect to any default of Lessor which would entitle Lessee to cancel the Lease pursuant to all express provisions of the Lease, any provision of the Lease to the contrary notwithstanding, no such cancellation or abatement of rent shall be effective unless Lender shall have received notice in the form and manner required by the provisions of this Paragraph 6, and shall have failed within (30) days of the date of the receipt of such notice by Lender, to cure or cause to be cured, or if the default cannot be cured within such thirty (30) day period, shall have failed to commence and diligently prosecute the cure of, such default.

     7. All insurance and condemnation proceeds shall be made available in the manner set forth in the Lease (without regard to provisions regarding the rights of a lien holder to elect to apply the proceeds to rebuilding, etc.); provided, however, during the six (6) month period prior to the maturity of Lender's Loan which date is ____________, _____, Lessee agrees to make available to Lender all insurance and condemnation proceed for repayment of Lender's loan.

     8. Lessee hereby acknowledges and warrants to Lender that it has not subordinated the Lease or any of its rights under the Lease to any lien or mortgage prior to the date hereof and that it will not subordinate the Lease or the rights of the Lessee thereunder to any lien or mortgage other than the Mortgage without the prior written consent of Lender.

     9. This Agreement shall supersede, as between Lessee and Lender, all of the terms and provisions of the Lease which are inconsistent herewith.

     10. This Agreement may not be modified orally or in any other manner than by an agreement in writing signed by the parties hereto, or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their successors and assigns.

     11. This Agreement shall be construed in accordance with the laws of the State of Illinois.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

                                       "LENDER"

ATTEST:                                _____________________________


___________________________            By:__________________________
    Assistant Secretary                       Vice President

                                              (Corporate Seal)

                                       "LESSEE"
                                       dotspot, inc.,  a Delaware corporation

ATTEST:
                                       By: _________________________
                                       Name:________________________
___________________________            Title: ______________________


                                                (Corporate Seal)

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